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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Hasbro, Inc.:

We consent to the use of our reports included in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 29, 2002, which is incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP


Providence, Rhode Island
June 25, 2003